NATIONWIDE VARIABLE INSURANCE TRUST NVIT Multi-Manager Mid Cap Growth Fund Prospectus Supplement dated September 17, 2009 to the Prospectus dated May 1, 2009

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the information under the section entitled “Portfolio Management – American Century” on page 5 has been restated in its entirety as follows:

American Century

American Century uses a team of portfolio managers and analysts to manage a portion of the Fund. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the Fund as they see fit, guided by the Fund’s investment objectives and strategy. The portfolio manager on the investment team who is primarily responsible for the day-to-day management of the Fund is Bradley J. Eixmann, CFA.

Mr. Eixmann is a portfolio manager for American Century, and has been with American Century since 2002. Mr. Eixmann holds a bachelors of managerial studies and economics from Rice University and an MBA in finance from the University of Texas.

PLEASE RETAIN THIS SUPPLEMENT WITH THE FUND’S
PROSPECTUS FOR FUTURE REFERENCE.